------------------------------------------------------
             INCORPORATED UNDER THE LAWS OF THE STATE Of WASHINGTON
             ------------------------------------------------------
------------                                                     ---------------
No.                                                                      Shares
------------                                                     ---------------

                             The State of Washington

                                 BERT Logic Inc.
     One  Million  Shares  Authorized,  $0.0001  Par  Value

This  Certifies  That  SPECIMEN  is  the  owner  of     Shares  of
                       --------

$0.0001  each  of  the  Capital  Stock  of

                                  BERT Logic Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness whereof, the said corporation has caused this Certificate to be signed by its duly authorized officers, and to be sealed with the Seal of the
Corporation  this     day  of            At
                  ---         ----------
[SEAL]


----------------                              --------------
President                                     Secretary


                                -----------------
                                SHARES $0.01 EACH
                                -----------------

                                   CERTIFICATE
                                       FOR
                                     SHARES

                                SEAL APPEARS HERE
                                     OF THE

                                  CAPITAL STOCK

                                 BERT LOGIC INC.

                                    ISSUED TO

                            ------------------------
                                      DATED

                         -------------------------------

For  Value  Received          hereby  sell,  assign  and  transfer  unto
                    ---------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------  Shares

of the Capital Stock represented by the written Certificate and do hereby irrevocably constitute and appoint
                                      ------------------------------------------
to transfer the said Stock on the books of the within named corporation with full power of substitution in the premises.

     Dated
             ------------------

          In  presence  of
                           -------------------------------------

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORESPOND WITH THE NAME AS WRITTEN ON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR WITH OUT ALTERATION AND ENLARGEMENTS OR ANY CHANGE WHATEVER

     PLEASE  NOTE  THAT  ALL  CERTIFICATES  MUST  BE  LEGENDED  AS  FOLLOWS:

The shares to be acquired upon exercise of these warrants have not been registered under the Securities Act of 1933, as amended, (the "Act") and may not be sold, transferred or otherwise disposed of by the holder, unless registered under, the Act or unless, in the opinion of council satisfactory to the issuer, the transfer qualifies for all exemption from or exemption to the registration provisions thereof.